SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – December 29, 2004

TRIAD HOSPITALS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29816	75-2816101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Tennyson Parkway Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(214) 473-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 29, 2004, Triad Hospitals, Inc. (the “Company”) adopted the Triad Hospitals, Inc. Deferred Compensation Plan, a copy of which is furnished herewith as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

The Company desires to provide deferred compensation benefits to certain employees of the Company and its subsidiaries by adopting an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees, as described in Title I of the Employee Retirement Income Security Act of 1974, as amended.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1	Triad Hospitals, Inc. Deferred Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/s/ Donald P. Fay
Donald P. Fay
Executive Vice President, Secretary and General Counsel

Date: December 30, 2004

EXHIBIT INDEX

Exhibit No.	Description
10.1	Triad Hospitals, Inc. Deferred Compensation Plan